EXHIBIT 10.1


                       FORM OF TRUST MANAGEMENT AGREEMENT,

                      DATED AS OF _________, 1998, BETWEEN

                     THE REGISTRANT AND BARON ADVISORS, INC.








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                                     FORM OF
                           TRUST MANAGEMENT AGREEMENT


     AGREEMENT made as of the ______ day of ______________, 1998 by and between BARON CAPITAL TRUST, a Delaware business trust (the "Trust"), and BARON ADVISORS, INC., a Delaware corporation (hereinafter referred to as the "Management Company").


                              W I T N E S S E T H:

     WHEREAS, the Trust is a business trust organized under the Delaware Business Trust Act, as amended, which intends to elect to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code");

     WHEREAS,  the Management  Company is the managing  shareholder of the Trust
and  will  engage  principally  in  rendering  management,   administrative  and
investment advisory services to the Trust; and

     WHEREAS, the Trust desires to retain the Management Company to render management, administrative and certain investment advisory services to the Trust in the manner and on the terms hereinafter set forth; and

     WHEREAS,   the  Management  Company  is  willing  to  provide   management,
administrative and investment advisory services to the Trust on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Trust and the Management Company hereby agree as follows:

                                    ARTICLE I

                        Duties of the Management Company


     The Trust hereby employs the Management Company to furnish, or arrange for Affiliates (defined in Article VIII) of the Management Company to furnish, the management, administrative and investment advisory services described below for the period and on the terms and conditions set forth in this Agreement, subject to the general supervision and review by the Board of the Trust and/or a majority of the Independent Trustees of the Trust and the prior approval of the Board and/or a majority of the Independent Trustees in respect of certain actions of the Trust as set forth in the Amended and Restated Declaration of Trust ("the Declaration") for the Trust dated as of __________, 1998. The initial Board of the Trust consists of the Management Company and two Independent Trustees appointed pursuant to the terms and conditions of the Declaration. The Management Company hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.



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     (a) Management and  Administrative  Services.  The Management Company shall perform (or arrange for the  performance  of) the management and  administrative
services  necessary  for  the  operation  of  the  Trust,   including  providing
managerial  assistance  to  Baron  Capital  Properties,   L.P.  (the  "Operating
Partnership"), an affiliate of the Trust, and other companies which may be owned directly or indirectly by the Trust through which the Trust may conduct its real estate operations and such other services related to residential apartment properties in which the Trust may invest (as specified in the Declaration), as shall be necessary for the operation of the Trust. The Management Company shall also perform services related to administering the accounts and handling relations with all holders of beneficial interests in the Trust. The Management Company shall provide the Trust with office space, equipment and facilities and such other services as the Management Company shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Management Company shall also, on behalf of the Trust, conduct relations with custodians, depositories, transfer agents, other shareholder service agents,
accountants,   attorneys,   underwriters,   brokers   and   dealers,   corporate
fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Management Company shall report to the Board as to its performance of obligations hereunder and shall furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust as the Management Company shall determine to be desirable.

     (b) Investment Advisory Services. Pursuant to the Declaration, the Management Company in its capacity as the Managing Shareholder of the Trust is responsible for providing investment advisory services in connection with real estate investments the Trust may make and in connection with the money market securities or other non-real estate investments held by the Trust (such investments being referred to herein collectively as the "Investments"). The Management Company shall also provide the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Investments, and shall advise the Board of the investment program for the Investments and shall determine from time to time which Investments shall be purchased, sold or exchanged and what portion of the Trust's assets shall be held in the various money market securities or cash, subject always to any provisions, restrictions and limitations set forth in the Declaration, as amended from time to time, the provisions of the Code relating to REITs, and the Trust's investment objectives, investment policies and investment restrictions. The Management Company shall also make determinations with respect to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust's Investments shall be exercised, subject to the restrictions set forth in the immediately preceding sentence. The Management Company shall take, on behalf of the Trust, all actions which it deems necessary to implement its investment policies. Subject to applicable law, the Management Company may select brokers or dealers which are its Affiliates to effect the purchase or sale of Investments. The Management Company, in its sole discretion, may engage professionals, consultants and other persons whose expertise or qualifications may assist the Management



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Company or the Trust in connection  with the Trust's  business and may treat the costs and expenses so incurred as a Trust expense.

                                   ARTICLE II

                       Allocation of Charges and Expenses

     (a) The Management Company. The Management Company assumes and shall pay the expense for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall at its own expense, provide the Trust with office space, facilities, equipment and personnel necessary to carry out its obligations hereunder. The Management Company will bear the administrative and service expenses associated with the management services it is to provide for the Investments of the Trust pursuant to the terms of this Agreement.

     (b) The Trust. The Trust assumes and shall pay or cause to be paid all other expenses of the Trust not expressly assumed by the Management Company under this Agreement, including, without limitation: expenses of all transactions involving the Trust, including without limitation, transactions relating to the acquisition, leasing and disposition of properties, whether consummated or not; valuation costs; expenses of printing reports and other documents distributed to the Securities and Exchange Commission and holders of beneficial interests, fees payable to the Securities and Exchange Commission, state securities regulatory agencies and other regulatory agencies; interest; taxes; fees and actual out-of-pocket expenses of the Independent Trustees; fees for legal, auditing and consulting services; litigation expenses; costs of printing proxies and other expenses related to meetings of holders of beneficial interest; postage and other expenses properly payable by the Trust.

                                   ARTICLE III

                     Compensation of the Management Company


     (a) Management Fee. For the services rendered, the facilities furnished and the expenses assumed by the Management Company under this Agreement, the Trust shall pay to the Management Company annual compensation in an amount equal to the sum of (i) 1% of the gross proceeds from the sale by the Trust of Common Shares in the Trust's initial offering ("Initial Offering") pursuant to the Prospectus dated _____________, 1998, and (ii) 1% of the initial stock price for each unit of limited partnership interest ("Unit") in the Operating Partnership issued in connection with the proposed Exchange Offering of Units (the "Exchange Offering") as contemplated in the Prospectus. Except as provided below, such compensation shall be payable in cash in equal monthly payments in advance. To the extent that the Trust does not have funds in an amount sufficient to pay the management fee, the Trust will accrue such fee as a liability and pay the accrued fee at such time as it has sufficient funds available to it. Interest on the amount of the accrued fee will be assessed at the annual rate of 10%. Notwithstanding the foregoing, the Management Company may in its sole discretion elect to take




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such  compensation  in an equivalent  amount of authorized  and unissued  Common
Shares of the Trust or Units in the Operating Partnership as may be determined by the Compensation Committee of the Board of the Trust.

     (b) Other Fees. In connection with the Initial Offering and the Exchange Offering, the Management Company shall be entitled to receive the fees provided for in Section 4.2 of the Declaration and permitted under the Agreement of Limited Partnership of the Operating Partnership (the "Partnership Agreement"), as applicable. In connection with any offering of shares of beneficial interest in the Trust ("Shares") (other than the Initial Offering) and offering of Units in the Operating Partnership, the Management Company shall be entitled to receive market-based fees based on the amount of gross proceeds received by the Trust or the Operating Partnership, as the case may be, in connection with such offerings to defray organizational, distribution and offering expenses incurred in the offer and sale of the Shares and to cover legal, accounting, consulting and recording fees, printing, filing, postage and other miscellaneous costs associated with such offerings. The Management Company is also entitled to receive an investment fee in an amount equal to 4% of the aggregate subscription price received by the Trust for Shares purchased in connection with the Initial Offering and any subsequent offerings for the Management Company's services in investigating and evaluating investment opportunities and assisting the Trust in consummating its investments. The Trust will reimburse Baron Capital Properties, Inc., the corporate trustee of the Trust, for all actual and necessary expenses paid or incurred in connection with the operation of the Trust, including the Trust's allocable share of the corporate trustee's overhead. The foregoing fees and expenses are to be paid pursuant to the provisions of the Declaration and the Partnership Agreement, as applicable, and are subject to any provisions, restrictions or limitations set forth therein.


     (c) Expense Limitations. In the event the operating expenses of the Trust, including amounts payable to the Management Company pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed any expense limitations applicable to the Trust imposed by the Declaration or applicable state securities laws or regulations, as such limitations may be raised or lowered from time to time, the Management Company shall reduce its management fee hereunder by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, portfolio transaction costs and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Trust. Whenever the expenses of the Trust exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Management Company. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Management Company's management fee shall be applicable.



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                                   ARTICLE IV

                Limitation of Liability of the Management Company


     (a) As more fully described in Article 3.7 of the Declaration, the Management Company shall not be liable for any loss suffered by the Trust or the Operating Partnership (or other company which may be directly or indirectly owned by the Trust through which the Trust may conduct its real estate operations) that arises out of any action or inaction of the Trust or the Operating Partnership (or any such other company), any Trust or Operating Partnership (or any such other company) officers, agents or Affiliates, the Management Company, the Trustees of the Trust (comprised of the Independent Trustees and the corporate trustee), any other members of the Board of the Trust or any Affiliate of the Management Company, a Trustee, any other member of the Board or any director, officer or agent of those entities (collectively, "Managing Persons" and individually, a "Managing Person") or out of any error of judgment or mistake of law, if the Managing Person responsible, in good faith, determined that such course of conduct was in the best interest of the Trust or the Operating Partnership (or any such other company) and such course of conduct was within the scope of this Management Agreement or the Declaration and did not constitute negligence or misconduct of the Managing Persons involved.


     (b) Indemnification. The provisions of Section 3.7 of the Declaration are hereby incorporated by reference into this Management Agreement and are expressly approved by the Board of the Trust. The Management Company shall be entitled to indemnification hereunder in each instance where the "Managing Shareholder" is entitled to indemnification under said Section 3.7.

                                    ARTICLE V

                      Activities of the Management Company


     The services of the Management Company of the Trust to be performed under this Management Agreement are not deemed to be exclusive, the Management Company being free to render services to others. It is understood that Trustees, other members of the Board, Affiliates of the Trust (other than the Independent Trustees) and holders of beneficial interest of the Trust or of partnership interest in the Operating Partnership are or may become interested in the Management Company as directors, officers, employees or shareholders of the Management Company or otherwise and that the Management Company or its directors, officers, employees or shareholders are or may become interested in the Trust or the Operating Partnership as Trustees (other than as an Independent Trustee), holders of beneficial interests or partnership interests or otherwise.




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                                   ARTICLE VI

                    Duration and Termination of this Contract

     This Agreement shall become effective as of the date first above written and shall remain in force until the first anniversary thereof, and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of the Trust or the vote of a majority of the outstanding voting securities of the Trust and (ii) a majority of the Independent Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Trust, or by the Management Company, on at least 60 days' prior written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE VII

                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of the Trust or the vote of a majority of the holders of outstanding voting securities of the Trust and (ii) a majority of the Independent Trustees of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII

                          Definitions of Certain Terms

     The terms "vote of a majority of the outstanding voting securities," "Affiliate" and "affiliated person" when used in this Agreement, shall have the respective meanings specified in the Securities Act of 1933, as amended, and the rules thereunder.

                                   ARTICLE IX

                                  Governing Law

     This Agreement shall be construed in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof.




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                                    ARTICLE X

                             Notice of Non-liability

     Under the Delaware Business Trust Act and Sections 3.3 and 3.4 of the Declaration, neither the Shareholders, the Trustees nor any other members of the Board of the Trust shall be personally liable hereunder, and the Management Company shall look solely to the Trust property for the satisfaction of any claim hereunder against the Trust.


     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                             BARON CAPITAL TRUST


                                             By:  ____________________
                                                    Gregory K. McGrath
                                                    Chief Executive Officer


                                             BARON ADVISORS, INC.

                                             By:  ____________________
                                                    Gregory K. McGrath
                                                    President





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